UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2026

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The MicroVision, Inc. annual meeting of shareholders was held on July 10, 2026. According to the inspector of election, shareholders were present in person or by proxy representing 214,190,090 shares, or 62% of Common Stock entitled to vote. The shareholders voted on five proposals, which are described in detail in MicroVision, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on June 11, 2026, with the following results:

Proposal 1. All seven of the company’s nominees for director were elected to hold office until the next annual meeting of shareholders.

Nominee	For	Withheld	Broker Non-Votes
Simon Biddiscombe	101,687,951	30,046,006	82,456,133
Robert P. Carlile	97,138,272	34,595,685	82,456,133
Glen W. DeVos	117,077,393	14,656,564	82,456,133
Jeffrey A. Herbst	107,153,143	24,580,814	82,456,133
Laura J. Peterson	107,068,796	24,665,161	82,456,133
Peter Schabert	106,410,706	25,323,251	82,456,133
Jada M. Smith	106,507,087	25,226,870	82,456,133

Proposal 2. Shareholders approved the issuance of shares of the company’s common stock pursuant to the senior secured convertible notes issued to an institutional investor on February 23, 2026 for the purpose of complying with Nasdaq rules.

For:	104,549,049
Against:	24,491,828
Abstain:	2,693,080
Broker Non-Votes:	82,456,133

Proposal 3. Shareholders approved amendments to the company’s certificate of incorporation authorizing the MicroVision Board of Directors to effect a reverse stock split at a ratio of not less than 1-for-5 and not more than 1-for-15, and simultaneously reduce authorized shares to 150 million, with the exact ratio and effective time of the reverse stock split, if any, to be determined by our Board of Directors at any time within one year of the date of the 2026 Annual Meeting.

For:	153,463,657
Against:	57,527,379
Abstain:	3,199,054
Broker Non-Votes:	0

Proposal 4. Shareholders approved, on an advisory basis, the compensation of the company’s named executive officers.

For:	82,605,625
Against:	45,515,583
Abstain:	3,612,749
Broker Non-Votes:	82,456,133

Proposal 5. Shareholders ratified the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

For:	191,947,924
Against:	14,199,847
Abstain:	8,042,319
Broker Non-Votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

	By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary

Dated: July 13, 2026